LITMAN GREGORY FUNDS TRUST

Supplement dated January 15, 2013
to Prospectus of the Litman Gregory Funds Trust dated April 30, 2012, as supplemented

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters International Fund:

Effective January 15, 2013, Lazard Asset Management LLC and Wellington Management Company, LLP are added as  sub-advisors, and Mark Little and Jean-Marc Berteaux are added as  portfolio managers, to the Litman Gregory Masters International Fund.

The following information replaces the table beginning on page 7 of the Prospectus dated April 30, 2012, as supplemented:
(Changes are underlined)

Investment Advisor	Portfolio Manager	Managed the International Fund Since:

Litman Gregory Fund Advisors, LLC	Kenneth Gregory, President	1997
	Jeremy DeGroot, CFA, Chief Investment Officer	2005
Sub-Advisor	Portfolio Manager	Managed the International Fund Since:

Thornburg Investment Management, Inc.	Bill Fries, Co-Portfolio Manager	2003
	Vinson Walden, Co-Portfolio Manager	2008

Marsico Capital Management, LLC	James Gendelman, Portfolio Manager and Senior Analyst	2005

Harris Associates L.P.	David Herro, Portfolio Manager and Chief Investment Officer, International	1997

Third Avenue Management, LLC	Amit Wadhwaney, Portfolio Manager	2005
Northern Cross, LLC	Howard Appleby, CFA, Portfolio Manager	2007
	Jean-Francois Ducrest, Portfolio Manager	2007
	Jim LaTorre, CFA, Portfolio Manager	2007
	Edward E Wendell, Jr., Portfolio Manager	2007

Lazard Asset Management LLC	Mark Little, Portfolio Manager	2013

Wellington Management Company, LLP	Jean-Marc Berteaux, Portfolio Manager	2013

The following information replaces the table beginning on page 37 of the Prospectus Dated April 30, 2012, as supplemented:
(Changes are underlined).

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill Fries Vinson Walden Thornburg Investment Management, Inc.	14-15%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
James Gendelman Marsico Capital Management, LLC	14-15%	All sizes but mostly large- and mid-sized companies	Growth
David Herro Harris Associates L.P.	14-15%	All sizes but mostly large- and mid-sized companies	Value
Amit Wadhwaney Third Avenue Management, LLC	14-15%	All sizes	Value
Howard Appleby Jean-Francois Ducrest Jim LaTorre Edward E. Wendell, Jr. Northern Cross, LLC	14-15%	Mostly large- and mid-sized companies	Blend
Mark Little Lazard Asset Management LLC	14-15%	All sizes	Blend
Jean-Marc Berteaux Wellington Management Company, LLP	14-15%	All Sizes	Growth

The following text is inserted on page 37 of the Prospectus dated April 30, 2012, as supplemented, under the heading “Litman Gregory Masters International Fund Portfolio Managers”

Mark Little
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112

Summary of Investment Experience
Mark Little is the lead portfolio manager responsible for managing the segment of the International Fund’s assets allocated to Lazard Asset Management LLC (“Lazard”).  Little is a managing director, portfolio manager/analyst on the International Strategic Equity portfolio-management team at Lazard.  He has been a portfolio manager of the Lazard International Strategic Equity Portfolio since that fund’s inception in October 2005. He began working in the investment field in 1992. Prior to joining Lazard in 1997, he was a manager in the corporate finance practice of Coopers & Lybrand and earned his Associated Chartered Accountant (ACA) qualification with Rees Pollock Chartered Accountants. Little has an MA in Economics from Clare College, Cambridge University.

Investment Philosophy and Process
Little and the portfolio management team at Lazard believe a company that can improve and/or sustain its profitability at a relatively high level can compound returns at an attractive rate. At the same time, they believe in buying such companies trading at discounts relative to their profitability prospects.

Generally, Lazard categorizes any purchased stock into one or more of the following three categories:

➢
Compounders: These are companies that Little and the team think can sustain relatively high levels of profitability and companies whose management may enhance shareholder returns through share buybacks and dividend payments.   Lazard will purchase these companies if Little and the team believe they can compound total return, i.e., earnings growth, dividends, and share buybacks, at a relatively high rate over the long term and are reasonably priced in relation to their profitability prospects.

➢
Mispriced Situations: These are companies that are trading inexpensively relative to what Little and the team think their assets and cash flows should be worth longer term. They may or may not be compounders.

➢
Restructuring: These are companies whose profitability is depressed relative to their history and companies who are taking steps—such as cutting costs, investing in an underinvested area, selling non-core businesses, etc.—to return to higher profitability. They may or may not become compounders.

Lazard’s 50-plus analysts are largely responsible for generating ideas. They do so by running valuation screens in their sectors and monitoring developments at companies that fall under their coverage. They do most of the fundamental analysis, though Little and the other portfolio managers at Lazard are also involved.  Little and the portfolio management team review and debate the assumptions analysts use in their financial modeling, meet with company management, and lead analysis on some small-cap companies. The goal of the team’s fundamental company analysis is to identify Lazard’s research edge and estimate how much return can be generated from this edge. Lazard’s research edge is generally a function of its analysts having a differentiated view than the market on the profitability a company can generate, the duration of its profitability, and/or what the company should be worth.

Little and the team use several valuation metrics to gauge a company’s worth and set price targets. A company has to be priced in a way that Lazard believes is reasonably valued for the profitability it can generate. This assessment is based upon free-cash-flow yield, valuation relative to peers or relative to businesses with similar profitability and growth characteristics, discounted-cash-flow modeling, and sum of the parts (valuing different segments of a company separately). There is a fair amount of judgment involved in balancing these different approaches to assess a company’s worth and set price targets.

Jean-Marc Berteaux
Wellington Management Company, LLP
280 Congress Street
Boston, MA  02210

Jean-Marc Berteaux is the portfolio manager for the segment of the International Fund’s assets allocated to Wellington Management Company, LLP (“Wellington Management”).  Berteaux is a Senior Vice President and Equity Portfolio Manager at Wellington Management.  Berteaux has been an investment professional at Wellington Management since 2001.  Prior to joining Wellington Management, Berteaux was a senior telecommunications analyst at John Hancock Funds from 1998 to 2001 and a research analyst with Fidelity Investments in London and Boston from 1994 to 1998.  Berteaux was also in corporate lending at Banque Nationale de Paris in Canada from 1991 to1993 and National Bank of Canada from 1990 to 1991. Berteaux received his MBA from INSEAD in 1994, his MA in international relations from the Institut d’Etudes Politiques de Paris in 1989, and his BA from the University of Massachusetts, Amherst in1986.

Investment Philosophy and Process
Berteaux invests in non-U.S. companies across the capital spectrum where his longer-term earnings growth expectations are significantly above consensus estimates.  Berteaux’s investment philosophy is based on his belief that although the market can be overly focused on short-term earnings, inflections in margins are often the more powerful, quantifiable drivers of longer-term earnings growth. Also, companies can be misclassified or difficult to categorize into sectors or industries and may not be well followed or understood.  Finally, the size and scope of a company’s growth prospects can be underappreciated when incorrect parallels are drawn among business models, industries, or regions.

Ideas for the portfolio are generated by Berteaux and his team who travel extensively and meet with hundreds of companies. Berteaux also draws ideas from Wellington Management’s broad team of experienced analysts and portfolio managers. This deep analytical resource helps Berteaux supplement his own primary research on companies and allows him to analyze multiple fundamental data points and views on companies and industries.

Once an idea is generated, Berteaux’s primary research focuses on identifying one or more material earnings drivers that may be incorrectly analyzed by others. To do that, he meets with company management, suppliers, customers, competitors, and industry experts to gain an understanding of the company’s business model, key earnings drivers, and competitive advantages. Berteaux and his team build detailed earnings models to assess whether or not their view on earnings is different from that of the consensus and if so by what magnitude. For some companies, typically the more cyclical ones, Berteaux may have a differentiated view on earnings one or two years out and for others over a much longer period. His highest-conviction names are typically those where he has the largest earnings variance relative to consensus expectations. When that earnings variance disappears, due to either fundamentals of the company changing/deteriorating or the market catching up to his earnings numbers, he will sell the company from his portfolio.

While valuation is not the primary consideration at the time of purchase or sale, valuations must be reasonable relative to growth expectations. In addition, Berteaux will look at how a stock is trading relative to its history and industry peers to ensure he is paying in his opinion a reasonable price.

Please keep this Supplement with your Prospectus.